[LOGO] LOOMIS SAYLES FUNDS

       Loomis Sayles Managed Bond Fund

SEMI-ANNUAL REPORT
MARCH 31, 2003 (Unaudited)

CORPORATE OVERVIEW

LOOMIS SAYLES FUNDS

The Loomis Sayles Funds are a Boston-based family of predominantly no-load mutual funds advised by Loomis, Sayles & Company, L.P. The Loomis Sayles Funds generally have investment minimums and a pricing structure, including multiple classes, that may make them an appropriate investment for certain individual investors and retirement plan participants.

TABLE OF CONTENTS

Letter from the President                                                      3
Economic and Market Overview                                                   4
Fund and Manager Review                                                        6
Portfolio of Investments                                                       7
Statement of Assets and Liabilities                                           10
Statement of Operations                                                       11
Statements of Changes in Net Assets                                           12
Financial Highlights                                                          13
Notes to Financial Statements                                                 14

As always, we are interested in your comments and in answering any questions. For more complete information about any of the Loomis Sayles Funds, including charges and expenses, please call Loomis Sayles Distributors, L.P. for a free prospectus at 800-633-3330 Monday through Friday, 8:45 a.m. to 4:45 p.m. EST or visit www.loomissayles.com. Read the prospectus carefully before you invest or send money.

LETTER FROM THE PRESIDENT

[Photo]
ROBERT J. BLANDING
President

Dear Shareholders,

A variety of factors challenged investors during the six-month period ended March 31, 2003, from continued sluggish economic growth to heightened terrorism alerts to war with Iraq. But, as is typical of the American spirit, optimism prevailed. In the end, a swift and successful resolution to the conflict in Iraq boosted investor confidence and removed a great deal of uncertainty that had been hanging over the financial markets for several months.

Despite the unrest these factors created for the financial markets, we maintained the same strategies that have guided us through previous periods of market turmoil. We always have believed we can overcome the most turbulent market climates by focusing on our disciplined, research-focused investment philosophy.

Our unwavering commitment to and reliance upon stringent research helps us identify undervalued, out-of-favor and under-followed securities with the potential to reap significant rewards over time. It is an approach that has steered us through market rallies and retreats, proving along the way that diversified, actively managed stock and bond funds often excel after periods of market instability and uncertainty, such as we are experiencing now.

We believe that active managers, supported by a powerful research effort, can exploit market volatility and inefficiencies unlike passive managers. For long-term investors, the ability to take advantage of such market opportunities may prove extremely rewarding.

We encourage you to keep in mind the importance of discipline, diversification and your time horizon in structuring your portfolio and evaluating investment returns. The financial markets may remain somewhat volatile in the months ahead, as investors respond to a slow economic recovery and a changing geopolitical climate. Nevertheless, we continue to believe that focused, patient investors will be rewarded over time.

As always, we appreciate your ongoing confidence in Loomis Sayles Funds. We look forward to helping you reach your investment goals.

Sincerely,

/s/ Robert J. Blanding

Robert J. Blanding
President
Loomis Sayles Funds

LOOMIS SAYLES MANAGED BOND FUND                                                3

ECONOMIC AND MARKET OVERVIEW

Semi-Annual Report for the Six Months Ended March 31, 2003

Economic Review

The U.S. economy continued growing during the six-month period ended March 31, 2003, albeit at a snail's-pace average growth rate of 1.5 percent. Inflation remained tame, and it appears that the unemployment rate may have leveled off at
5.8 percent.

Once again, consumer spending gets the credit for keeping the economy in positive-growth territory. Despite concerns surrounding sluggish growth, the war with Iraq, the unemployment rate and the extended bear market in stocks-along with waning confidence, consumers continued to spend. The impetus was low mortgage rates, which created a refinancing explosion that helped put more cash in consumers' pockets.

Nevertheless, it seems unlikely that consumers alone will be able to sustain a growing economy. Although consumer spending has not abated dramatically, to expect it to move higher would be unrealistic. For the economy to really strengthen, corporate spending must resume. Corporate America's unwillingness or inability to spend is one of the key reasons the economy has remained weak for so long. The catalyst for a resumption of business spending may be a post-war replenishment of the inventory pipeline, which has become particularly lean in technology product lines.

Key to our outlook is the expectation that business confidence also will rebound quickly as the clouds clear, so CEOs can once again plan, invest and hire with confidence. A strengthening labor market should support consumer spending, even as the refinancing boom fades. Our outlook also assumes that Congress will enact a fiscal package by mid-year, complete with tax cuts and rebate checks. This should provide another stimulus to consumer spending, particularly if energy prices decline sharply, as our analysts have forecast.

Stock Market Review

After posting positive results during the fourth quarter of 2002, stocks retreated during the first quarter of 2003, as war with Iraq, tensions with North Korea, terrorism alerts and even bad weather took their toll on nervous investors. For the six-month period ended March 31, 2003, the stock market, as measured by the Standard & Poor's (S&P) 500 Index, posted a total return of 5.02 percent.

We remain confident that the stock market still offers attractive opportunities for long-term investors. Stock price multiples, on a trailing and forward-earnings-estimate basis, remain well within historical levels, and many quality companies are selling well below the market multiple. Of course, market volatility most likely will continue in the near term, as stocks remain locked in a trading range. But, as bottom-up stock pickers, we believe we can use these volatile markets to purchase good companies at bargain prices.

Although overshadowed by the many non-business related concerns, corporate profits improved notably in the fourth quarter of 2002. As companies began to reap some of the benefits of cost reductions, earnings increased more than 4 percent from the previous quarter, representing the largest quarterly gain in three years. We acknowledge that corporations cannot continue to cut their way to sustainable profit growth, but we do believe such cost-cutting efforts represent positive news going forward. Many companies should be better positioned to spend aggressively on new equipment and new employees once it becomes more certain that the economy is on the mend. The signs of improving profitability also indicate that companies may be deferring capital spending more so because of uncertainty rather than financial considerations. Nevertheless, we do believe that first quarter 2003 earnings reports most likely will be mixed for a multitude of reasons, most notably the war, rising fuel costs and one of the harshest winters on record. Looking beyond these effects, we anticipate earnings will accelerate in the second half of 2003.

As difficult as it can be to look beyond the geopolitical factors, we see a number of key stimuli for economic recovery in the fiscal and monetary policies being pursued in Washington, D.C. In particular, low interest rates and proposed tax cuts should help get the economy back on a proper growth trajectory. The mid-March pre-war market levels mark yet another step in determining the market's bottom point for this cycle. Although we expect the equity markets to remain volatile and possibly re-test previous lows, it is unlikely they will break the market lows of last fall. Longer term and as the war winds down, we anticipate the economy should improve slowly, led by a rebound in capital expenditures in late 2003, early 2004.

Among international stock markets, the emerging markets continue to present excellent opportunities, with single-digit earnings multiples and expected growth rates of 20 percent. Although the markets in Asia and Europe offer lower valuations than the U.S. market, they also contain lower growth rates. Looking ahead, we anticipate a stock picker's market, in which company fundamentals rule, and overall trends remain a secondary influence on stock prices.

Bond Market Review

The six-month period ended March 31, 2003 began on a sour note for bond investors, as corporate bonds faced one of their worst years in history. Investors worried about the lack of strength in the economy as well as the threat of terrorism and the ongoing conflict with Iraq. Also, a variety of corporate accounting scandals that had surfaced earlier in 2002 had rocked confidence and sent investors fleeing to the safety of Treasuries and mortgage-backed securities.

But the Federal Reserve Board's 50-basis-point interest rate cut in early November 2002 on the heels of Republican victories in the mid-term elections caused investors to reassess the landscape. Valuations on corporate bonds started to look particularly appealing. Credit spreads narrowed, and corporate bonds, particularly high-yield issues, posted stellar performance for the fourth quarter of 2002. (Narrowing spreads refer to smaller yield differences between U.S. Treasuries and non-U.S. Treasury securities of comparable maturity. When spreads tighten, prices on the non-U.S. Treasury securities increase; when spreads widen, prices on the non-U.S. Treasury securities decline.)

This trend continued into the first quarter of 2003. Despite concerns surrounding the impending war with Iraq and the economic consequences of war, investors continued to invest in corporate securities. Low yields on government securities drove investors into higher-yielding alternatives. Funds flowed into high-yield mutual funds at a record pace, and formerly out-of-favor sectors that had been priced at distressed levels saw robust demand. This led to strong performance by utilities, telecommunication and technology bonds.

We believe yields may trend higher throughout the remainder of the year, based on our forecast for stronger economic growth, diminishing geopolitical risk and increasing U.S. Treasury borrowing needs. As the market begins to anticipate a tightening move by the Federal Reserve Board, yields should start to rise. But they may come under upward pressure before then, if the flight-to-quality trade reverses with the end of the war and as the growing federal budget deficit causes the U.S. Treasury to flood the market with new offerings.

The scenario is not a friendly one for U.S. Treasury returns, where yields are so low they offer little protection against principal losses in a rising rate environment. We believe international government securities may perform better than U.S. government securities, given the higher yields and/or more sluggish economic growth abroad. The mortgage market may see dampened performance as interest rates increase.

Overall, we believe conditions favor the corporate markets. Corporate securities may be poised to benefit from an improving economy, strong demand for yield, a reversal in the flight-to-quality play, and yield advantages compared to U.S. Treasuries, which should cushion returns in a rising rate environment.

The views expressed in this report reflect those of the firm only through the end of the period of the report as stated on the cover and do not necessarily represent the views of any particular person in the organization. Any such views are subject to change at any time based upon market or other conditions and the firm disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.


LOOMIS SAYLES MANAGED BOND FUND                                                5

FUND AND MANAGER REVIEW

Loomis Sayles Managed Bond Fund PORTFOLIO REVIEW | Our focus on corporate bonds (investment grade and high yield) and sovereign debt helped the Fund outperform its benchmark, the Lehman Brothers Government/Credit Index for the six-month period ended March 31, 2003. The bull market in U.S. Treasuries ended, as investors turned their attention to higher-yielding securities. Spreads on corporate bonds tightened, and the sector rebounded from last summer's lows. (Spreads refer to the difference in yield between non-U.S. Treasury securities and comparable- maturity U.S. Treasury bonds. When spreads tighten, prices on non-U.S. Treasury bonds increase.) Investors also poured money into the high yield market, once they were convinced that issuers were focusing on debt reduction and free cash flow. In addition, the default rate continued to improve. Within the sovereign debt sector, the Fund continued to benefit from growth opportunities internationally.

The yield curve remained steep, and we positioned our portfolios to take advantage of the higher yields available from longer-term bonds. At the end of the six-month period the Fund's average maturity was approximately 12 years. We expect the short end of the yield curve to steepen somewhat throughout the next few months, assuming an economic recovery and continued success in Iraq. We plan to keep the Fund's average maturity as long as possible while maintaining a neutral exposure to interest rate risk.

OUTLOOK | We believe high yield bonds offer significant excess return potential versus U.S. Treasuries and investment grade corporate securities. Although valuations on investment grade corporate bonds remain attractive, high yield valuations remain even more compelling.

We also may increase exposure to mortgage- backed bonds, as long as the economy improves and interest rates rise--actions that should make mortgages more appealing. In addition, we expect to continue investing in Canadian dollar-denominated bonds, because the Canadian dollar still looks attractive compared to its historical levels. We also will watch for opportunities to take advantage of euro bonds, due to expectations for weak economic growth, declining inflation and falling interest rates abroad.

Key Fund Facts

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests in investment grade fixed income securities, although up to 35% of assets may be in lower-rated fixed income securities and up to 20% in preferred stock.

Fund Inception Date | 10/1/98

Expense Ratio | 1.50%

Total Net Assets | $10.5 million

[Photo]
Dan Fuss

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March
31, 2003

                                                                        Since
                                                6 Months*     1 Year  Inception
--------------------------------------------------------------------------------
Loomis Sayles Managed Bond Fund(b)                7.51%       15.59%    7.73%
Lipper BBB Rated Funds Index(a)(c)                5.67        10.24     5.48
Lehman Brothers Government/Credit Index(a)(d)     3.40        13.40     6.76


[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]

                                         10/1/98     3/99     3/00     3/01     3/02     3/03
Loomis Sayles Managed Bond Fund            9,750   10,530   10,671   10,593   11,794   13,990
Lehman Brothers Government/Credit Index   10,000    9,893   10,061   11,310   11,835   13,419
Lipper BBB Rated Funds Index              10,000   10,063   10,157   11,115   11,521   12,700

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented as of the month end closest to the Fund's inception date (September 30, 1998). (b) Performance for the Fund includes the effect of the maximum 2.50% front-end sales load. (c) Lipper BBB Rated Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index. Source: Lipper, Inc. (d) Lehman Brothers Government/Credit Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) as well as other publicly issued investment grade corporate and non-corporate debentures that meet specified maturity, liquidity, and quality requirements. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index. *Not annualized.

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Loomis Sayles Managed Bond Fund

                                                                                    Face Amount         Value +
---------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--91.1% of net assets

NON-CONVERTIBLE BONDS-78.2%

Airlines--2.2%
Delta Air Lines, Inc., 8.300%, 12/15/29                     USD                         500,000     $   227,500
                                                                                                    -----------
Auto & Related--2.3%
Cummins Engine Co., Inc., 7.125%, 3/01/28                                                50,000          41,250
Cummins, Inc., 9.500%, 12/01/10 144A                                                    100,000         103,000
Delphi Automotive Systems Corp., 7.125%, 5/01/29                                        100,000          96,388
                                                                                                    -----------
                                                                                                        240,638
                                                                                                    -----------
Cable--1.6%
Rogers Cablesystems Ltd., 9.650%, 1/15/14                   CAD                         250,000         168,482
                                                                                                    -----------
Canadian--12.6%
Canadian Government, Zero Coupon Bond, 6/01/25                                        1,735,000         339,961
Canadian Government, 6.000%, 9/01/05                                                    475,000         338,553
Province of Ontario, Zero Coupon Bond, 7/13/22                                          750,000         153,277
Province of Ontario, Zero Coupon Bond, 6/02/27                                        3,145,000         495,450
                                                                                                    -----------
                                                                                                      1,327,241
                                                                                                    -----------
Chemicals--0.8%
IMC Global, Inc., 6.875%, 7/15/07                           USD                          90,000          84,150
                                                                                                    -----------
Consumer Products--7.8%
Bausch & Lomb, Inc., 7.125%, 8/01/28                                                    750,000         682,500
Hasbro, Inc., 6.600%, 7/15/28                                                           150,000         135,750
                                                                                                    -----------
                                                                                                        818,250
                                                                                                    -----------
Entertainment--1.3%
Time Warner, Inc., 6.625%, 5/15/29                                                      150,000         140,930
                                                                                                    -----------
Financial Services--2.3%
Ford Motor Credit Co., 5.800%, 1/12/09                                                   50,000          44,743
Ford Motor Credit Co., 6.500%, 1/25/07                                                  100,000          96,389
General Motors Acceptance Corp., 6.875%, 9/15/11                                        100,000          98,814
                                                                                                    -----------
                                                                                                        239,946
                                                                                                    -----------
Forest & Paper Products--1.8%
Georgia-Pacific Group, 7.375%, 12/01/25                                                 250,000         191,250
                                                                                                    -----------
Government Agencies--15.3%
Federal Home Loan Mortgage Corp., 5.250%, 1/15/06                                       200,000         216,908
Federal National Mortgage Association, 3.250%, 11/15/07                                 250,000         253,719
Federal National Mortgage Association, 5.000%, 1/15/07                                  200,000         217,421
Federal National Mortgage Association, 5.250%, 4/15/07                                  250,000         274,464
Federal National Mortgage Association, 5.500%, 2/15/06                                  600,000         656,681
                                                                                                    -----------
                                                                                                      1,619,193
                                                                                                    -----------
Healthcare--Services--1.4%
Columbia/HCA Healthcare Corp., 7.050%, 12/01/27                                          50,000          48,852
HCA, Inc., 6.250%, 2/15/13                                                              100,000         102,579
                                                                                                    -----------
                                                                                                        151,431
                                                                                                    -----------
Natural Gas--1.4%
El Paso Corp., 7.000%, 5/15/11                                                           50,000          39,500
Tennessee Gas Pipeline Co., 7.500%, 4/01/17                                             125,000         113,750
                                                                                                    -----------
                                                                                                        153,250
                                                                                                    -----------

LOOMIS SAYLES MANAGED BOND FUND                                                7

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                        Face Amount                     Value +
---------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Rail--Transport--1.1%
Missouri Pacific Railroad Co., 4.750%, 1/01/20              USD                          25,000     $    18,054
Missouri Pacific Railroad Co., 5.000%, 1/01/45                                          140,000          93,961
                                                                                                    -----------
                                                                                                        112,015
                                                                                                    -----------
Real Estate Investment Trusts--6.2%
First Industrial LP, 7.600%, 7/15/28                                                    400,000         423,336
Health Care Property Investors, Inc., 6.000%, 3/01/15                                   125,000         123,259
Susa Partnership LP, 7.500%, 12/01/27                                                    90,000         102,922
                                                                                                    -----------
                                                                                                        649,517
                                                                                                    -----------
Retail--General--2.3%
J.C. Penney Co., Inc., 6.875%, 10/15/15                                                 100,000          92,000
Sears Roebuck Acceptance Corp., 6.500%, 12/01/28                                        100,000          90,449
Sears Roebuck Acceptance Corp., 7.000%, 6/01/32                                          65,000          61,091
                                                                                                    -----------
                                                                                                        243,540
                                                                                                    -----------
Supranational--8.1%
International Bank for Reconstruction & Development,
 Zero Coupon Bond, 8/20/07                                  NZD                       2,000,000         857,657
                                                                                                    -----------
Telecommunications Equipment--1.6%
Lucent Technologies, Inc., 6.450%, 3/15/29                  USD                         175,000         112,000
Motorola, Inc., 8.000%, 11/01/11                                                         50,000          54,750
                                                                                                    -----------
                                                                                                        166,750
                                                                                                    -----------
Telecommunications--Wireless--4.9%
Nextel Communications, Inc., 9.750%, 10/31/07                                           500,000         517,500
                                                                                                    -----------
Utilities--Electric--3.2%
American Electric Power, Inc., 5.375%, 3/15/10                                           75,000          76,139
Constellation Energy Group, Inc., 6.125%, 9/01/09                                       150,000         163,267
MidAmerican Energy Holdings Co., 5.875%, 10/01/12                                       100,000         103,715
                                                                                                    -----------
                                                                                                        343,121
                                                                                                    -----------
TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $8,064,059)                                                                         8,252,361
                                                                                                    -----------
CONVERTIBLE BONDS-12.9%

Auto & Related--0.8%
MascoTech, Inc., 4.500%, 12/15/03                                                        92,000          86,940
                                                                                                    -----------
Computer Hardware--3.1%
Maxtor Corp., 5.750%, 3/01/12                                                           490,000         323,400
                                                                                                    -----------
Electronic Components--Semiconductors--2.9%
Analog Devices, Inc., 4.750%, 10/01/05                                                  300,000         303,000
                                                                                                    -----------
Office Equipment--3.1%
Xerox Corp., 0.570%, 4/21/18                                                            500,000         322,500
                                                                                                    -----------
Tobacco--3.0%
Loews Corp., 3.125%, 9/15/07                                                            350,000         321,125
                                                                                                    -----------
TOTAL CONVERTIBLE BONDS
 (Identified Cost $1,376,129)                                                                         1,356,965
                                                                                                    -----------

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                                                        Value +
---------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

TOTAL BONDS AND NOTES
 (Identified Cost $9,440,188)                                                                       $ 9,609,326
                                                                                                    -----------

                                                                                         Shares
---------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS--3.5% of net assets

Forest & Paper Products--1.1%
International Paper Capital Trust, 5.250%                                                 2,500         120,000
                                                                                                    -----------
Real Estate Investment Trusts--2.4%
Equity Residential Properties Trust, 7.250%                                              10,000         249,900
                                                                                                    -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $357,262)                                                                             369,900
                                                                                                    -----------

                                                                                    Face Amount
---------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--5.5% of net assets
Repurchase Agreement with State Street Corp., dated
3/31/03 at 0.500% to be repurchased at $579,008 on
4/01/03 collateralized by $400,000 U.S. Treasury Bond,
..875% due 2/15/19 with a value of $595,500                  USD                         579,000         579,000
                                                                                                    -----------
TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $579,000)                                                                             579,000
                                                                                                    -----------

TOTAL INVESTMENTS--100.1%
 (Identified Cost $10,376,450)@                                                                      10,558,226
 Liabilities, Less Cash and Other Assets--(0.1%)                                                        (14,058)
                                                                                                    -----------
NET ASSETS--100%                                                                                    $10,544,168
                                                                                                    ===========

+     See Note 1.
      144A Securities exempt from registration under Rule 144A of the Securities Act of 1933 these securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
@ At March 31, 2003, the net unrealized appreciation on investments based on cost of $10,390,045 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $575,159 and $406,978, respectively, resulting in net unrealized appreciation of $168,181.
      Key to Abbreviations: CAD: Canadian Dollar; NZD: New Zealand Dollar; USD:
      United States Dollar

                 See accompanying notes to financial statements.

LOOMIS SAYLES MANAGED BOND FUND                                                9

STATEMENT OF ASSETS AND LIABILITIES

Loomis Sayles Managed Bond Fund
March 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

Assets
Investments at value                                               $ 10,558,226
Cash                                                                    121,796
Receivable for:
  Securities sold                                                        98,961
  Dividends and interest                                                131,775
  Due from the adviser                                                   11,901
                                                                   ------------
                                                                     10,922,659
                                                                   ------------
Liabilities
Payable for:
  Securities purchased                                                  220,408
  Fund shares redeemed                                                   93,457
Accrued expenses:
  Management fees                                                         5,471
  Trustees' fees                                                            987
  Administrative fees                                                       366
  12b-1 fees                                                              6,839
  Other                                                                  50,963
                                                                   ------------
                                                                        378,491
                                                                   ------------
Net Assets                                                         $ 10,544,168
                                                                   ============
Net Assets consist of:
Capital paid in                                                    $ 12,082,900
Undistributed net investment income (loss)                               38,566
Accumulated net realized gain (loss)                                 (1,759,154)
Unrealized appreciation (depreciation) on:
  Investments and foreign currency (net)                                181,856
                                                                   ------------
Net Assets                                                         $ 10,544,168
                                                                   ============

Shares of beneficial interest outstanding, no par value               1,023,840
Net asset value and redemption price                               $      10.30
Maximum offering price per share (net asset value/97.50%)          $      10.56
Identified cost of investments                                     $ 10,376,450

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

Loomis Sayles Managed Bond Fund
For the Six Months Ended March 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

Investment Income
Dividends                                                           $    10,842
Interest                                                                340,236
                                                                    -----------
Total income                                                            351,078
                                                                    -----------
Expenses
Management fees                                                          31,136
12b-1 fees                                                               38,920
Trustees' fees and expenses                                               2,837
Administrative fees                                                       1,816
Custodian and accounting fees                                            21,201
Transfer agent fees                                                       3,295
Audit and tax services fees                                              18,032
Legal fees                                                                5,767
Printing fees                                                            27,733
Other expenses                                                            3,097
                                                                    -----------
Total expenses                                                          153,834
Less expenses waived and reimbursed
 by the investment adviser                                              (75,995)
                                                                    -----------
Net expenses                                                             77,839
                                                                    -----------
Net investment income (loss)                                            273,239
                                                                    -----------
Net Realized Gain (Loss) on:
Investments and foreign currency                                        303,206
                                                                    -----------
Change in Unrealized Appreciation (Depreciation) on:
Investments and foreign currency                                        461,954
                                                                    -----------
Total net realized gain (loss) and
 change in unrealized appreciation
 (depreciation)                                                         765,160
                                                                    -----------
Net Increase (Decrease) in Net Assets
 from Operations                                                    $ 1,038,399
                                                                    ===========

                See accompanying notes to financial statements.

LOOMIS SAYLES MANAGED BOND FUND                                               11

STATEMENTS OF CHANGES IN NET ASSETS

Loomis Sayles Managed Bond Fund

                                                                               Six Months Ended            Year Ended
                                                                          March 31, 2003 (Unaudited)   September 30, 2002
-------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                           $    273,239              $    678,929
Net realized gain (loss)                                                             303,206                (1,523,927)
Change in unrealized appreciation (depreciation)                                     461,954                 2,127,954
                                                                                --------------------------------------
Increase (decrease) in net assets from operations                                  1,038,399                 1,282,956
                                                                                --------------------------------------
From Distributions to Shareholders
Net investment income                                                               (278,375)                 (701,378)
                                                                                --------------------------------------
From Capital Share Transactions
Proceeds from the sale of shares                                                   1,386,851                   733,158
Cost of shares redeemed                                                           (1,331,543)               (1,839,059)
                                                                                --------------------------------------
Increase (decrease) in net assets derived from capital share transactions             55,308                (1,105,901)
                                                                                --------------------------------------
Total increase (decrease) in net assets                                              815,332                  (524,323)
Net Assets
Beginning of the period                                                            9,728,836                10,253,159
                                                                                --------------------------------------
End of the period                                                               $ 10,544,168              $  9,728,836
                                                                                ======================================
Undistributed Net Investment Income
End of the period                                                               $     38,566              $     43,702
                                                                                ======================================
Number of Shares of the Fund
Issued from the sale of shares                                                       143,400                    76,200
Redeemed                                                                            (134,200)                 (194,800)
                                                                                --------------------------------------
Net change                                                                             9,200                  (118,600)
                                                                                ======================================

                 See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS

Loomis Sayles Managed Bond Fund

                                                Six Months Ended                                                  Period Ended
                                                 March 31, 2003              Year Ended September 30,             September 30
                                                 --------------     -----------------------------------------     ------------
                                                  (Unaudited)        2002+            2001             2000           1999*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  9.59          $  9.05          $  9.45          $  9.79        $  9.95
                                                   -------------------------------------------------------------------------
Income from Investment operations
Net investment income                                 0.26(e)          0.64(e)          0.71(e)          0.68           0.68
Net realized and unrealized gain (loss)
 on investments                                       0.71             0.55            (0.36)           (0.20)         (0.22)
                                                   -------------------------------------------------------------------------
Total from investment operations                      0.97             1.19             0.35             0.48           0.46
                                                   -------------------------------------------------------------------------
Less distributions
Dividends from net investment income                 (0.26)           (0.65)           (0.71)           (0.67)         (0.62)
Distributions from net realized capital gains         0.00             0.00            (0.04)           (0.15)          0.00
                                                   -------------------------------------------------------------------------
Total distributions                                  (0.26)           (0.65)           (0.75)           (0.82)         (0.62)
                                                   -------------------------------------------------------------------------
Net asset value, end of period                     $ 10.30          $  9.59          $  9.05          $  9.45        $  9.79
                                                   =========================================================================
Total return(a)(b)                                    10.3%            13.6%             4.1%             5.2%           4.6%
Net assets, end of period (000)                    $10,544          $ 9,729          $10,253          $17,598        $34,264
Ratios to average net assets:
 Net expenses(c)(d)                                   1.50%            1.50%            1.50%            1.50%          1.50%
 Gross expenses(d)                                    2.96             2.97             3.20             2.65           2.03
 Net investment income(d)                             5.27             6.80             7.90             6.84           6.77
Portfolio turnover rate                                 30               19                1               52             34

+ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the impact to the Fund's per share net investment income and net realized and unrealized gain (loss) was less than $0.01 and the impact to the ratio of net investment income to average net assets was less than 0.01%. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
*     Commencement of Fund operations on October 1, 1998 through September 30,
      1999.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) Total returns do not include the effect of any front-end sales charges for the Fund.
(c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(d)   Annualized for periods less than one year.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                 See accompanying notes to financial statements

LOOMIS SAYLES MANAGED BOND FUND                                               13

NOTES TO FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

1. The Loomis Sayles Managed Bond Fund (the "Fund") is a series of Loomis Sayles Funds (the "Trust"). The Trust consists predominantly of no-load mutual funds and is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. The Trust is a diversified, open-end management company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act") and the interests in which are registered under the Securities Act of 1933. The Trust was organized as a Massachusetts business trust on February 20, 1991.

Purchases of the Fund's shares are subject to a maximum sales charge of 2.50%.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

A. Security Valuation | Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, at the closing bid price. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are not readily available (including restricted securities, if any) are fair valued in good faith using consistently applied procedures under the general supervision of the Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.

B. Repurchase Agreements | The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral held be at least equal to 102% of the repurchase price including accrued interest. These securities are marked-to-market daily. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, the Fund may be delayed or prevented from recovering the collateral.

C. Foreign Currency Translation and Foreign Investments | The books and records of the Fund are maintained in U.S. dollars. The value of investments, currencies and other assets and liabilities denominated in foreign currencies is translated into U.S. dollar amounts based upon foreign exchange rates prevailing at the end of each day. Purchases and sales of investments, income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from fluctuations in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of investments held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at year-end, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. Security Transactions, Related Investment Income and Expenses | Security transactions are accounted for as of the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or in the case of dividend income on foreign securities on the ex-dividend date or when the Fund becomes aware of its declaration, net of foreign withholding taxes where applicable. Interest income is recorded on the accrual basis and is increased by the accretion of discount and decreased by the

March 31, 2003 (Unaudited)

amortization of premium. Discounts on zero coupon bonds, original issue discount bonds, step bonds and payment-in-kind bonds are accreted according to the effective interest method and premiums are amortized using the yield-to-maturity method. In determining net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are either apportioned among the Funds within the Trust based upon relative net assets or allocated among the Funds evenly.

E. Federal Income Taxes | The Fund is a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for Federal income tax or excise tax has been made.

F. Dividends and Distributions to Shareholders | The Fund declares and pays its net investment income to shareholders monthly. Distributions from net realized capital gains are declared and paid on an annual basis by the Fund. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for litigation proceeds, foreign currency transactions, capital loss carryforwards, deferred losses due to wash sales, defaulted bond interest, net operating losses, excise tax regulations and distributions from real estate investment trusts. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Distributions to shareholders are recorded on the ex-dividend date.

2. Portfolio Security Transactions | For the six months ended March 31, 2003, the cost of purchases and proceeds from sales and maturities of securities other than short-term investments and U.S. Government securities, were $2,311,105 and $2,842,342, respectively. The cost of purchases and proceeds from sales and maturities of U.S. Government securities, excluding short-term securities, was $737,158 and $106,598, respectively.

3. Management Fees and Other Transactions With Affiliates | During the six months ended March 31, 2003, the Fund incurred management fees payable to Loomis Sayles. The management agreement for the Fund in effect during the six months ended March 31, 2003 provided for management fees at the annual percentage rate of 0.60% of the Fund's average daily net assets. Loomis Sayles has contractually agreed, until February 1, 2004, to reduce its management fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Fund to 1.50% of the Fund's average daily net assets.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P., whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignation Group.

The Fund has adopted a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Fund pays Loomis Sayles Distributors, L.P. (the "Distributor"), a subsidiary of Loomis Sayles, a monthly shareholder service fee at an annual rate of 0.25% of the Fund's average daily net assets and a monthly distribution fee at an annual rate of 0.50% of the Fund's average daily net assets.

Loomis Sayles charges the Fund an administrative fee related to Loomis Sayles' performance of certain administrative services. For the six months ended March 31, 2003, the Fund incurred a fee of $1,816.

A. Trustees Fees and Expenses | The Trust does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Asset Management North America, L.P. or their affiliates. The Trust pays each independent trustee a $20,000 annual retainer fee and a $5,000 fee per in person meeting. Prior to November 6, 2002, each independent trustee of the Trust was compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year and was reimbursed for travel expenses in connection with attendance at meetings.

At a special meeting held on May 14, 2003, the shareholders of the Trust approved the nomination of the Trustees of the CDC Nvest Funds as additional Trustees of the Trust. CDC Nvest Funds are part of the CDC IXIS Asset Management North America, L.P. family of funds.

4. Credit Risk | The Fund may invest up to 35% of its assets in securities rated below BBB/Baa by each recognized rating agency rating the security (and unrated securities determined by Loomis Sayles to be of comparable quality) (or "junk bonds").

5. Line of Credit | The Trust has entered into an agreement which enables each Fund in the Trust to borrow up to $25 million from an unsecured line of credit with State Street Bank and Trust Company. Borrowings will be made solely to temporarily finance the repurchase of shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on each Fund's average daily unused portion of the line of credit. During the six months ended March 31, 2003, the participating Fund had no borrowing under the agreement.

NOTES                                                                         15

[LOGO] LOOMIS SAYLES FUNDS
       One Financial Center
       Boston, MA 02111
       www.loomissayles.com
       tel (800) 633-3330